Exhibit 99.1

Phio Pharmaceuticals to Present at the H.C. Wainwright

27th Annual Global Investment Conference

Clinical trial advances to anticipated final cohort for INSTASYL siRNA lead product candidate PH-762

5th cohort patients now being treated in on-going clinical study

KING OF PRUSSIA, PA-(Newsfile Corp.- September 3, 2025) — Phio Pharmaceuticals Corp. (NASDAQ: PHIO) is a clinical-stage biopharmaceutical company developing therapeutics using its proprietary INTASYL® siRNA gene silencing technology to eliminate cancer. Phio today announced that Phio Pharmaceuticals is a presenting company at the H.C. Wainwright 27th Annual Global Investment Conference to be held September 8 - 10, 2025.

Mr. Robert Bitterman, President and CEO of Phio Pharmaceuticals will deliver an update on its on-going Phase 1b clinical trial for skin cancer. He will also be discussing strategy and anticipated next steps in the PH-762 development program upon completion of the treatment phase of the study.

•       Presentation Details: September 10, 2025 at 1:30-2 PM EST

•       Location: 27th Annual H.C. Wainwright Global Investment Conference, Lotte New York Plaza Hotel, New York City, NY

Mr. Bitterman will also be available for one-on-one investor meetings throughout the conference September 8 - 10, 2025. Investors interested in scheduling a meeting with the Phio Pharmaceuticals management team should contact their H.C. Wainwright representative or email meetings@hcwco.com.

About Phio Pharmaceuticals Corp.

Phio Pharmaceuticals Corp. (NASDAQ: PHIO) is a clinical-stage siRNA biopharmaceutical company advancing its INTASYL® gene silencing technology focused on immuno-oncology therapeutics. Phio’s INTASYL compounds are designed to enhance the body’s immune cells to more effectively kill cancer cells. Phio’s lead clinical program is an INTASYL compound, PH-762, that silences the PD-1 gene implicated in various forms of skin cancer. The on-going Phase 1b trial (NCT# 06014086) is evaluating PH-762 for the treatment of cutaneous squamous cell carcinoma, melanoma, and Merkel cell carcinoma. PH-762 is a potential non-surgical treatment for skin cancers.

For additional information, visit the Company’s website, www.phiopharma.com.

1

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "intends," "believes," "anticipates," "indicates," "plans," "expects," "suggests," "may," "would," "should," "potential," "designed to," "will," "ongoing," "estimate," "forecast," "target," "predict," "could" and similar references, although not all forward-looking statements contain these words. Examples of forward-looking statements contained in this press release include, among others, the possibility that our INTASYL® siRNA gene silencing technology will make the body’s immune cells more effective in killing cancer cells, the potential for PH-762 to present a viable non-surgical alternative for skin cancer, expectations regarding timing of enrollment, the expectations that we have sufficient capital to complete the treatment phase of our ongoing Phase 1b clinical trial, and statements regarding our clinical strategy, development plans and timelines and other future events.

 These statements are based only on our current beliefs, expectations and assumptions and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.  Our actual results may differ materially from those indicated in the forward-looking statements as a result of a number of important factors, including, but not limited to, results from our preclinical and clinical activities, our ability to execute on business strategies, the timing or likelihood of regulatory filings and approvals, our ability to manufacture and supply our product candidates for clinical activities, and for commercial use if approved, the scope of protection we are able to establish and maintain for intellectual property rights covering our technology platform, our ability to obtain future financing, market and other conditions and those identified in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors" and in other filings the Company periodically makes with the SEC. Readers are urged to review these risk factors and to not act in reliance on any forward-looking statements, as actual results may differ from those contemplated by our forward-looking statements. Phio does not undertake to update forward-looking statements to reflect a change in its views, events or circumstances that occur after the date of this release, except as required by law.

Contact:

Phio Pharmaceuticals Corp.

Jennifer Phillips: jphillips@phiopharma.com

Corporate Affairs

2